                                 Exhibit 10.83


                                                                  EXECUTION COPY

--------------------------------------------------------------------------------


                             AMENDED AND RESTATED
                      DISBURSEMENT AND SECURITY AGREEMENT


                                 by and among


                      SCRUBGRASS GENERATING COMPANY, L.P.
                                  as Lessor,


                          BUZZARD POWER CORPORATION,
                                  as Lessee,


                            BANKERS TRUST COMPANY,
                            as Disbursement Agent,


                                      and


                               CREDIT LYONNAIS,
                      acting through its New York Branch,
                                   as Agent.


                      -----------------------------------

                            Dated December 22, 1995

                      -----------------------------------


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

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                                                                            ----

                                   ARTICLE I

                 DEFINITIONS; ORIGINAL DISBURSEMENT AGREEMENT

SECTION 1.01.  Definitions..................................................  3
SECTION 1.02.  Original Disbursement Agreement..............................  3


                                  ARTICLE II
               APPOINTMENT AND DIRECTION OF DISBURSEMENT AGENT;
                           CONTINUATION OF ACCOUNTS

SECTION 2.01.  Appointment and Direction of Disbursement Agent..............  4
SECTION 2.02.  Continuation of Lessor Accounts; Creation of Hedge
               Account......................................................  5
SECTION 2.03.  Continuation of Lessee Accounts..............................  6
SECTION 2.04.  Creation of Capital Expenditure Fund.........................  7


                                  ARTICLE III

                        ASSIGNMENT, PLEDGE AND GRANT OF
                              SECURITY INTERESTS

SECTION 3.01.  Assignment by Lessee.........................................  7
SECTION 3.02.  Assignment by Lessor.........................................  8
SECTION 3.03.  Transaction Documents Govern Obligations; No
               Waiver.......................................................  9


                                  ARTICLE IV

                             CONSTRUCTION ACCOUNT

SECTION 4.01.  [INTENTIONALLY OMITTED)......................................  9
SECTION 4.02.  Disbursements from Construction Account......................  9

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                                   ARTICLE V

                               OPERATING ACCOUNT
SECTION 5.01.  Deposits into Operating Account.............................  10
SECTION 5.02.  Disbursements from Operating Account........................  10


                                   ARTICLE VI

               RENT SUSPENSE ACCOUNT; AVAILABLE CASH FLOW ACCOUNT

SECTION 6.01.  Deposits into the Rent Suspense Account and the
               Available Cash Flow Account.................................  14
SECTION 6.02.  Disbursements from the Rent Suspense Account and the Available Cash Flow Account.............................  14


                                   ARTICLE VII

                              AMORTIZATION ACCOUNT

SECTION 7.01.  Deposits into Amortization Account..........................  15
SECTION 7.02.  Disbursement from the Amortization Account..................  15


                                  ARTICLE VIII

                           MAINTENANCE RESERVE ACCOUNT


SECTION 8.01.  Deposits into the Maintenance Reserve Account...............  15
SECTION 8.02.  Disbursements from the Maintenance Reserve Account..........  15
SECTION 8.03.  Deposits into the Maintenance Reserve Sub-Account...........  16
SECTION 8.04.  Disbursements from the Maintenance Reserve Sub-
               Account.....................................................  16


                                      ii
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                                  ARTICLE IX

                               INSURANCE ACCOUNT

SECTION 9.01.  Deposit of Condemnation or Insurance Proceeds...............  17
SECTION 9.02.  Disbursement from Insurance Account.........................  17


                                   ARTICLE X

                            LESSOR REVENUE ACCOUNT

SECTION 10.01.  Deposits into the Lessor Revenue Account...................  17
SECTION 10.02.  Disbursements from the Lessor Revenue Account..............  17


                                  ARTICLE XI

             AGENT DEFAULT NOTICE; DISBURSEMENT BLOCK CERTIFICATE

SECTION 11.01. Delivery of Agent Default Notice and Disbursement
               Block Certificate...........................................  18
SECTION 11.02. Distribution After Agent Default Notice, Disbursement
               Block Certificate...........................................  18
SECTION 11.03. Distribution After Lessor Default Notice After Receipt
               of Agent Release Notice.....................................  18


                                  ARTICLE XII

                INFORMATION ACCOMPANYING DEPOSITS; CERTIFICATES

SECTION 12.01. Information to Accompany Amounts Delivered to
               Disbursement Agent; Deposits Irrevocable....................  19
SECTION 12.02. Delivery of Certificates; Timing of Payments................  19
SECTION 12.03. Books of Account; Statements................................  19

                                      iii
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

                                                                            Page
                                                                            ----


                                  ARTICLE XIII

                                   INVESTMENT
SECTION 13.01. Investment of Funds in Accounts.............................  20


                                  ARTICLE XIV

                              DISBURSEMENT AGENT

SECTION 14.01. Limitation of Liability.....................................  20


                                  ARTICLE XV

                                DETERMINATIONS

SECTION 15.01. Action in Accordance with Instructions......................  22
SECTION 15.02. Cash Available..............................................  22
SECTION 15.03. Regarding Disbursement and Enhancement Certificates.........  22


                                  ARTICLE XVI

                                 MISCELLANEOUS

SECTION 16.01. Fees and Indemnification of Disbursement Agent..............  23
SECTION 16.02. Appointment of the Disbursement Agent as Attorney...........  23
SECTION 16.03. Replacement or Resignation of Disbursement Agent............  23
SECTION 16.04. Termination.................................................  24
SECTION 16.05. Severability................................................  24
SECTION 16.06. Counterparts................................................  25
SECTION 16.07. Amendments..................................................  25
SECTION 16.08. Applicable Law..............................................  25
SECTION 16.09. Notices.....................................................  25
SECTION 16.10. Benefit of Agreement........................................  25
SECTION 16.11. Further Actions.............................................  25
SECTION 16.12. Submission to Jurisdiction; Waivers.........................  25
SECTION 16.13. Copies to Lessee............................................  26

                                      iv
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                                 ARTICLE XVII

               BORROWER ENVIRONMENTAL LIABILITY RESERVE ACCOUNT

SECTION 17.01. Deposits into the Borrower Environmental Liability
               Reserve Account.............................................  26
SECTION 17.02. Disbursements from the Borrower Environmental
               Liability Reserve Account...................................  27


                                 ARTICLE XVIII

                LESSEE ENVIRONMENTAL LIABILITY RESERVE ACCOUNT

SECTION 18.01. Deposits into the Lessee Environmental Liability
               Reserve Account.............................................  27
SECTION 18.02. Disbursements from the Lessee Environmental Liability
               Reserve Account.............................................  27


                                  ARTICLE XIX

                           CAPITAL EXPENDITURE FUND

SECTION 19.01. Deposits into the Capital Expenditure Fund..................  28
SECTION 19.02. Disbursements from the Capital Expenditure Fund.............  28
SECTION 19.03. Discretion of Lessor and Lessee.............................  28


                                  ARTICLE XX

                                 HEDGE ACCOUNT

SECTION 20.01. Deposits into Hedge Account.................................  29
SECTION 20.02. Disbursement from the Hedge Account.........................  29
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                                       v
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                                                                            ----


                                   ARTICLE XXI

                            AMORTIZATION SUB-ACCOUNT

SECTION 21.01. Deposits into Amortization Sub-Account......................  29
SECTION 21.02. Disbursement from the Amortization Sub-Account..............  29


EXHIBITS
--------
EXHIBIT 5.02(a)(1)   Disbursement Certificate
EXHIBIT 5.02(a)(2)   Disbursement Block Certificate
EXHIBIT 5.02(a)(3)   Disbursement Release Certificate
EXHIBIT 5.02(a)(4)   Capital Expenditure Fund Deposit Certificate
EXHIBIT 5.02(b)      Advance Payment Certificate
EXHIBIT 5.02(d)(1)   Agent Release Notice
EXHIBIT 5.02(d)(2)   Lessor Release Notice
EXHIBIT 8.02(d)      Maintenance Reserve Account Reduction Certificate
EXHIBIT 8.04(a)      Enhancement Certificate
EXHIBIT 8.04(b)      Enhancement Consent Certificate Certificate
EXHIBIT 9.02(a)      Insurance Proceeds Disbursement
EXHIBIT 11.01(a)(1)  Agent Default Notice
EXHIBIT 11.01(a)(2)  Default Notice Withdrawal
EXHIBIT 11.01(a)(3)  Agent Post-Default Disbursement Certificate
EXHIBIT 11.02(a)(1)  Lessor Default Notice
EXHIBIT 11.02(a)(2)  Lessor Post-Default Disbursement Certificate
EXHIBIT 17.02(b)     Borrower Environmental Liability Reserve Account
                     Disbursement Certificate
EXHIBIT 17.02(c)     Borrower Environmental Liability Reserve Account Release
                     Notice
EXHIBIT 18.02(b)     Lessee Environmental Liability Reserve Account Disbursement
                     Certificate
EXHIBIT 18.02(c)     Lessee Environmental Liability Reserve Account Release
                     Notice
EXHIBIT 19.02        Capital Expenditure Fund Disbursement Certificate
EXHIBIT 21.02(a)     Amortization Sub-Account Disbursement Certificate

                               TABLE OF CONTENTS

SCHEDULE I           Addresses for Payments or Notices
SCHEDULE II          Installment Payments
SCHEDULE III         [RESERVED]
SCHEDULE IV          Basic Rent (Equity)
SCHEDULE V           [RESERVED]
SCHEDULE VI          Junior Debt Holders and Junior Debt Amortization

                             AMENDED AND RESTATED
                      DISBURSEMENT AND SECURITY AGREEMENT


     AMENDED AND RESTATED DISBURSEMENT AND SECURITY AGREEMENT (this "Disbursement Agreement") dated December 22, 1995, by and among:
 ----------------------

     (a)  Buzzard Power Corporation, a Delaware corporation ("Lessee"),
                                                              ------

     (b) Scrubgrass Generating Company, L.P., A Delaware limited partnership ("Lessor"),
  ------

     (c) Bankers Trust Company, a New York banking corporation (the "Disbursement Agent," in its individual capacity in Section 2.01 and
 ------------------
otherwise in its capacity as disbursement agent hereunder), and

     (d) Credit Lyonnais, acting through its New York branch, as agent for the Banks, the Bond LOC Issuer and the Contract LOC Issuer (as each such term is defined in the Amended and Restated Participation Agreement referred to below) (in such capacity, the "Agent").
                        -----


                              W I T N E S S E T H

     WHEREAS, the Lessee, the Lessor, Environmental Power Corporation ("EPC"),
                                                                        ---
Bankers Trust Company, not in its individual capacity but solely as trustee under the Indenture (as defined in the Original Participation Agreement referred to below) (in such capacity, the "Bond Trustee"), the Disbursement Agent,
                                  ------------
National Westminster Bank Plc ("NatWest"), as issuer of the Bond Letter of
                                -------
Credit and the Contract Letter of Credit (as each such term is defined in the Original Participation Agreement referred to below) (in such capacity, the "Original LOC Issuer") and NatWest, as agent for the Original LOC Issuer and the
 -------------------
banks listed on Schedule I to the Original Reimbursement Agreement referred to below (the "Original Banks") (in such capacity, the "Original Agent"), are
            --------------                           --------------
parties to a Participation Agreement dated as of December 15, 1990 (as amended, supplemented and otherwise modified and in effect to but excluding the date hereof, the "Original Participation Agreement"), which provides for, among other
             --------------------------------
things, the financing and leasing of an approximately 85 megawatt coal and waste coal-fired power generation facility located in Venango County, Pennsylvania;

     WHEREAS, the Lessor, the Original Banks, the Original LOC Issuer and the Original Agent are parties to a Reimbursement and Loan Agreement dated as of December 15, 1990 (as amended, supplemented and otherwise modified and in effect to but excluding the date hereof, the "Original Reimbursement Agreement"), which
                                       --------------------------------
provides for, among other things, the making of loans to and the issuance of letters of credit for the account of the Lessor, all to be secured by all of the Lessor's right, title and interest in and to, inter alia, the Project and all
                                              ----- ----
Project Revenues (as each such term is defined in the Original Participation Agreement) or other proceeds therefrom;

     WHEREAS, in connection with the transactions contemplated by the Original Participation Agreement and the Original Reimbursement Agreement, Lessor and Lessee have entered into that certain Lease Agreement, dated as of June 17, 1994 (as amended, restated, modified or supplemented in accordance with the Participation Agreement and in effect to but excluding the date hereof, the "Original Lease Agreement"), pursuant to which Lessee has leased the Project
 ------------------------
from Lessor, and in consideration of which Lessee has assigned to Lessor, as collateral, all of Lessee's right, title and interest in and to, inter alia, the
                                                                 ----- ----
Project and all Project Revenues or other proceeds therefor.

     WHEREAS, in connection with the transactions contemplated by the Original Participation Agreement and the Original Reimbursement Agreement, the Lessor, the Lessee, the Disbursement Agent and the Original Agent entered into the Disbursement and Security Agreement dated as of December 15, 1990, as amended by Amendment Number One to Disbursement Agreement, dated as of November 30, 1992, and Amendment Number Two to Disbursement Agreement, dated as of June 17, 1994 (the "Original Disbursement Agreement");
      -------------------------------

     WHEREAS, NatWest has resigned as Agent under (and as defined in) the Original Participation Agreement, the Original Reimbursement Agreement, the Original Disbursement Agreement and certain other documents entered into in connection therewith;

     WHEREAS, the Original Banks have appointed Credit Lyonnais, acting through its New York Branch, as successor Agent under (and as defined in) the Original Participation Agreement, the Original Reimbursement Agreement, the Original Disbursement Agreement and certain other documents entered into in connection therewith (and the Lessor has acknowledged and ratified such appointment);

     WHEREAS, the Lessee, the Lessor, EPC, the Bond Trustee, the Disbursement Agent and the Agent have entered into an Amended and Restated Participation Agreement dated the date hereof (as amended, restated, supplemented and in effect from time to time, the "Amended and Restated Participation Agreement"),
                               --------------------------------------------
providing for the amendment and restatement of the Original Participation Agreement;

     WHEREAS, the Lessor and the Lessee have entered into an Amended and Restated Lease Agreement dated the date hereof (as amended, restated, supplemented and in effect from time to time, the "Amended and Restated Lease"),
                                                   --------------------------
providing for the amendment and restatement of the Original Lease Agreement;

     WHEREAS, the Lessor, certain banks (the "Banks"), the Original LOC Issuer
                                              -----
and the Agent have entered into an Amended and Restated Reimbursement and Loan Agreement, dated the date hereof (as amended, restated, supplemented and in effect from time to time, the "Amended and Restated Reimbursement Agreement"),
                               --------------------------------------------
providing for the amendment and restatement of the Original Reimbursement Agreement, it being the intent that the loans and other extensions of credit outstanding under the Original Reimbursement Agreement shall not be deemed to be repaid or terminated upon the effectiveness of the Amended and Restated

Reimbursement Agreement but shall continue to remain outstanding under the Amended and Restated Reimbursement Agreement; and

     WHEREAS, it is a condition precedent to the amendment and restatement of the Original Participation Agreement and the Original Reimbursement Agreement that the Lessee, the Lessor and the Disbursement Agent enter into this Disbursement Agreement with the Agent, it being the intent that the security interests granted by the Lessee and the Lessor, respectively, pursuant to, and the liens created by, the Original Disbursement Agreement in favor of the Disbursement Agent for the benefit of the Persons specified therein, be ratified and continued (but not be terminated) in favor of the Disbursement Agent for the benefit of the Persons specified herein upon the effectiveness of this Disbursement Agreement.

     NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                 DEFINITIONS; ORIGINAL DISBURSEMENT AGREEMENT
                 --------------------------------------------

     SECTION 1.01. Definitions. Capitalized terms used herein shall, unless the
                   -----------
context otherwise requires or they are otherwise defined herein, have the meanings set forth in Appendix I to the Amended and Restated Participation Agreement. Capitalized references to any notice or certificate attached as an Exhibit hereto shall mean a duly executed and completed notice or certificate substantially in the form of the applicable Exhibit. References in this Disbursement Agreement to articles, sections, paragraphs and clauses are to articles, sections, paragraphs and clauses of this Disbursement Agreement unless otherwise indicated. All references herein to any agreements shall be to such agreement as amended, restated, modified or supplemented to the date of reference in accordance with the terms and conditions of the Transaction Documents. All references to a particular entity shall include a reference to such entity's permitted successors and permitted assigns. Except as otherwise required by the context, such definitions shall be equally applicable to the singular or plural forms of the terms defined. The words "herein," "hereof" and "hereunder" shall refer to this Disbursement Agreement as a whole and not to any particular section or subsection of this Disbursement Agreement. "Includes" or "including" shall mean "including without limitation."

     SECTION 1.02. Original Disbursement Agreement. Effective on the Effective
                   -------------------------------
Date, the Original Disbursement Agreement shall automatically, without any further notice, consent or other act, be amended and restated hereby and to the extent this Disbursement Agreement restates the Original Disbursement Agreement, the Original Disbursement Agreement is restated and to the extent this Disbursement Agreement amends the Original Disbursement Agreement, the Original Disbursement Agreement is amended; provided, that the security interests granted
                                   --------
by the Lessee and the Lessor, respectively, pursuant to, and the liens created by, the Original

Disbursement Agreement in favor of the Disbursement Agent for the benefit of Persons specified therein, shall be ratified and continued (but not be terminated) in favor of the Disbursement Agent for the benefit of the Persons specified herein upon the effectiveness of this Disbursement Agreement, as the terms and conditions thereof may be amended and restated hereby.

                                  ARTICLE II

               APPOINTMENT AND DIRECTION OF DISBURSEMENT AGENT;
                           CONTINUATION OF ACCOUNTS
                           ------------------------

     SECTION 2.01. Appointment and Direction of Disbursement Agent. Lessor and
                   -----------------------------------------------
Agent, on behalf of itself and the Secured Parties, hereby appoint Bankers Trust Company as disbursement agent hereunder and Bankers Trust Company hereby accepts such appointment, agrees to act as such and to accept all proceeds of Working Capital Loans, Debt Service Loans, the New Term Loan, Project Revenues and other amounts to be delivered to or held by the Disbursement Agent in trust and as collateral agent for Lessor and for Agent, on behalf of the Secured Parties and Lessor, as their interests appear, pursuant to the terms of this Disbursement Agreement. Notwithstanding the preceding sentence or any other provision of this Disbursement Agreement to the contrary, until the Disbursement Agent shall have received an Agent Release Notice from Agent, the Disbursement Agent shall be deemed the agent solely of Agent, and, except as expressly provided in Sections 8.02(d), 8.04(a), 13.01, 16.03(b) and 16.04 and the following provisos, shall accept instructions solely from Agent; provided, however, that, the foregoing
                                       --------  -------
notwithstanding, unless and until the Disbursement Agent shall have received an Agent Default Notice (which has not been withdrawn by the further receipt of a Default Notice Withdrawal), the Disbursement Agent shall accept and be entitled to rely on instructions delivered by Lessor and Agent (or instructions delivered by Lessor and deemed delivered by Agent) pursuant to a completed original counterpart of a Disbursement Certificate or Enhancement Certificate, in each case delivered or deemed delivered in accordance with the terms of this Disbursement Agreement and containing the applicable required certifications and having attached thereto the applicable required schedules, and provided,
                                                               --------
further, that, following the Disbursement Agent's receipt of a Disbursement
-------
Block Certificate (which has not been withdrawn by the further receipt of a Disbursement Release Certificate), the Disbursement Agent shall accept and be entitled to rely on instructions delivered by Lessor only pursuant to a completed Disbursement Certificate or Enhancement Certificate, in each case executed by each of Lessor and Agent. In respect of each Disbursement Certificate and Enhancement Certificate delivered to the Disbursement Agent hereunder, (i) the original counterpart of such Disbursement Certificate or Enhancement Certificate shall be delivered to the Agent with a true and complete copy thereof contemporaneously delivered to the Disbursement Agent and the Agent shall, provided such certificate meets the requirements of this Disbursement Agreement, transmit the original counterpart of such Disbursement Certificate or Enhancement Certificate to the Disbursement Agent on or prior to the date disbursement of funds is to be made as specified in such certificate, provided that if the Agent shall fail to deliver to the Disbursement Agent such original counterpart of such Disbursement Certificate or Enhancement Certificate prior to such date and the Agent shall not have delivered an Agent Default Notice or a Disbursement Block Certificate (which has not been withdrawn by the further receipt of a Default Notice Withdrawal or a Disbursement Release Certificate, as applicable) then the Agent shall be deemed to have delivered to the Disbursement Agent the original counterpart of the Disbursement Certificate or Enhancement Certificate and (ii) each Disbursement Certificate and Enhancement Certificate shall have attached thereto any applicable schedules setting forth, as applicable, the identity of any recipients of funds to be disbursed, the nature or purpose of any disbursement, computations demonstrating compliance with any applicable Debt Service Coverage Ratio or Net Cash Flow test, and such other information reasonably related to such certificate and any disbursement requested thereby as the Agent may request, in each case in form and substance reasonably satisfactory to the Agent. Upon receipt of an Agent Release Notice, the Disbursement Agent shall be deemed the agent solely of Lessor, and except as expressly permitted herein, shall accept instructions solely from Lessor. The Disbursement Agent shall hold and safeguard the Accounts (and the revenues, cash, payments, securities, insurance proceeds, condemnation proceeds, investments and other amounts from time to time on deposit therein) during the term of this Disbursement Agreement in segregated accounts for disbursement strictly in accordance with the terms hereof.

     SECTION 2.02.   Continuation of Lessor Accounts; Creation of Hedge Account.
                     ----------------------------------------------------------

          (a) Construction Account. The "Construction Account" as defined in and
              --------------------
     created under the Original Disbursement Agreement is hereby ratified, confirmed and continued (but not terminated) under this Disbursement Agreement as a special, segregated and irrevocable account of Lessor entitled the "Construction Account" (the "Construction Account") to be held
                                               --------------------
     in the custody of the Disbursement Agent. No payments shall be made out of the Construction Account except for the purposes and on the terms herein stated.

          (b) Amortization Account; Amortization Sub-Account. The "Amortization
              ----------------------------------------------
     Account" as defined in and created under the Original Disbursement Agreement is hereby ratified, confirmed and continued (but not terminated) under this Disbursement Agreement as a special, segregated and irrevocable account of Lessor entitled the "Amortization Account" (the "Amortization
                                                                 ------------
     Account") to be held in the custody of the Disbursement Agent. No payments
     -------
     shall be made out of such account except for the purposes and on the terms herein stated. There is hereby created and established a special, segregated and irrevocable sub-account of the Amortization Account entitled the "Amortization Sub-Account" (the "Amortization Sub-Account") to be held
                                          ------------------------
     in the custody of the Disbursement Agent. No payments shall be made out of such sub-account except for the purposes and on the terms herein stated.

          (c) Insurance Account. The "Insurance Account" as defined in and
              -----------------
     created under the Original Disbursement Agreement is hereby ratified, confirmed and continued (but not terminated) under this Disbursement Agreement as a special, segregated and irrevocable account of Lessor entitled the "Insurance Account" (the "Insurance Account")
                                            -----------------
     to be held in the custody of the Disbursement Agent. No payments shall be made out of such account except for the purposes and on the terms herein stated.

          (d) Lessor Revenues Account. The "Lessor Revenues Account" as defined
              -----------------------
     in and created under the Original Disbursement Agreement is hereby ratified, confirmed and continued (but not terminated) under this Disbursement Agreement as a special, segregated and irrevocable account of Lessor entitled the "Lessor Revenues Account" (the "Lessor Revenues
                                                         ---------------
     Account") to be held in the custody of the Disbursement Agent. No payments
     -------
     shall be made out of such account except for the purposes and on the terms herein stated.

          (e) Rent Suspense Account. The "Rent Suspense Account" as defined in
              ---------------------
     and created under the Original Disbursement Agreement is hereby ratified, confirmed and continued (but not terminated) under this Disbursement Agreement as a special segregated and irrevocable account of Lessor entitled the "Rent Suspense Account" (the "Rent Suspense Account") to be
                                                ---------------------
     held in the custody of the Disbursement Agent. No payments shall be made out of such account except for the purposes and on the terms herein stated.

          (f) Borrower Environmental Liability Reserve Account. The "Borrower
              ------------------------------------------------
     Environmental Liability Reserve Account" as defined in and created under the Original Disbursement Agreement is hereby ratified, confirmed and continued (but not terminated) under this Disbursement Agreement as a special, segregated and irrevocable account of Lessor entitled the "Borrower Environmental Liability Reserve Account" (the "Borrower
                                                              --------
     Environmental Liability Reserve Account") to be held in the custody of the
     ---------------------------------------
     Disbursement Agent. No payments shall be made out of such account except for the purposes and on the terms herein stated.

          (g) Hedge Account. There is hereby created and established a special,
              -------------
     segregated and irrevocable account of Lessor entitled the "Hedge Account" (the "Hedge Account") to be held in the custody of the Disbursement Agent.
           -------------
     No payments shall be made out of the Hedge Account except for the purposes and on the terms herein stated.

     SECTION 2.03.   Continuation of Lessee Accounts.
                     -------------------------------

          (a) Operating Account. The "Operating Account" as defined in and
              -----------------
     created under the Original Disbursement Agreement is hereby ratified, confirmed and continued (but not terminated) under this Disbursement Agreement as a special, segregated and irrevocable account of Lessee entitled the "Operating Account" (the "Operating Account") to be held in
                                            -----------------
     the custody of the Disbursement Agent. No payments shall be made out of such account except for the purposes and on the terms herein stated.

          (b) Maintenance Reserve Account. The "Maintenance Reserve Account" as
              ---------------------------
     defined in and created under the Original Disbursement Agreement is hereby ratified, confirmed and continued (but not terminated) under this Disbursement Agreement as a special, segregated and irrevocable account of Lessee entitled the "Maintenance Reserve Account" (the "Maintenance Reserve
                                                      -------------------
     Account") to be held in the custody of the Disbursement Agent. No payments
     -------
     shall be made out of such account except for the purposes and on the terms herein stated. There is hereby created and established a special, segregated and irrevocable sub-account of the Maintenance Reserve Account entitled the "Maintenance Reserve Sub-Account" (the "Maintenance Reserve
                                                          -------------------
     SubAccount") to be held in the custody of the Disbursement Agent. No
     ----------
     payments shall be made out of such sub-account except for the purposes and on the terms herein stated.

          (c) Available Cash Flow Account. The "Available Cash Flow Account" as
              ---------------------------
     defined in and created under the Original Disbursement Agreement is hereby ratified, confirmed and continued (but not terminated) under this Disbursement Agreement as a special, segregated and irrevocable account of Lessee entitled the "Available Cash Flow Account" (the "Available Cash Flow
                                                             -------------------
     Account") to be held in the custody of the Disbursement Agent. No payments
     -------
     shall be made out of such account except for the purposes and on the terms herein stated.

          (d) Lessee Environmental Liability Reserve Account. The "Lessee
              ----------------------------------------------
     Environmental Liability Reserve Account" as defined in and created under the Original Disbursement Agreement is hereby ratified, confirmed and continued (but not terminated) under this Disbursement Agreement as a special, segregated and irrevocable account of Lessee entitled the "Lessee Environmental Liability Reserve Account" (the "Lessee Environmental
                                                    --------------------
     Liability Reserve Account") to be held in the custody of the Disbursement
     -------------------------
     Agent. No payments shall be made out of such account except for the purposes and on the terms herein stated.

     SECTION 2.04. Creation of Capital Expenditure Fund. There is hereby created
                   ------------------------------------
and established a special, segregated and irrevocable account of Lessor and Lessee entitled the "Capital Expenditure Fund" (the "Capital Expenditure Fund")
                                                     ------------------------
to be held in the custody of the Disbursement Agent, solely for the benefit of Lessor and Lessee. No payments shall be made out of such account except for the purposes and on the terms herein stated. The Capital Expenditure Fund shall not constitute a "Lessor Account," a "Lessee Account" or an "Account" and shall not constitute part of the Collateral of the Bank Parties.


                                  ARTICLE III

                        ASSIGNMENT PLEDGE AND GRANT OF
                        ------------------------------
                               SECURITY INTERESTS
                               ------------------

     SECTION 3.01. Assignment by Lessee. To secure the timely payment and
                   --------------------
performance of all of the obligations of Lessee under the Amended and Restated Lease, the Amended and Restated Lessee Working Capital Loan Agreement, the Lessee Security Agreement
and the other Transaction Documents, Lessee does hereby assign, transfer, pledge and grant to the Disbursement Agent, as security agent for Lessor and for Agent, on behalf of the Bank Parties, a security interest in all of the Lessee's right, title and interest in, to and under the following, whether now owned or hereafter acquired and whether now existing or hereafter coming into existence:
(i) all Project Revenues or proceeds of Lessee Working Capital Loans, (ii) each of the Lessee Accounts, including all monies and investment securities held in the Lessee Accounts and all other funds of Lessee held, from time to time, by the Disbursement Agent under this Disbursement Agreement, and (iii) the proceeds of all the foregoing (all the collateral described in clauses (i) through (iii) above being herein collectively called the "Lessee Account Collateral"). Lessee
                                            -------------------------
acknowledges that the Disbursement Agent is the agent solely of the Lessor or the Agent, as provided in Section 2.01 hereof, and hereby irrevocably relinquishes to the Disbursement Agent as security agent for Lessor and the Agent on behalf of the Secured Parties, all right, title and interest which Lessee has in the Lessee Account Collateral, subject to the terms and conditions of this Disbursement Agreement and grants the Disbursement Agent sole dominion and control over such Lessee Account Collateral. The Lessee shall not have the right to withdraw monies from any Account hereunder except to the extent such monies are disbursed by the Disbursement Agent pursuant to the terms of this Disbursement Agreement. Lessee further disavows and waives any claim that the Disbursement Agent is a fiduciary of or owes any fiduciary duty to Lessee. Lessee hereby acknowledges and agrees that the application and disbursement of funds from the Lessee Accounts will occur pursuant to Disbursement Certificates, the other Exhibits to this Disbursement Agreement and otherwise in accordance with this Disbursement Agreement (including, without limitation, Article XI hereof). In connection with the foregoing, Lessee shall, or shall cause the Project Manager to, prepare and deliver to the appropriate Person in a timely fashion all information, documentation and calculations reasonably required or necessary to complete and deliver Disbursement Certificates and each other applicable Exhibit in accordance with this Disbursement Agreement.

     SECTION 3.02. Assignment by Lessor. To secure the timely payment of the
                   --------------------
Obligations, Lessor does hereby assign, transfer, pledge and grant to the Disbursement Agent, as security agent for Agent, on behalf of the Bank Parties, a security interest in all of the Lessor's right, title and interest in, to and under the following, whether now owned or hereafter acquired and whether now existing or hereafter coming into existence: (i) all of Lessor's right, title and interest in and to the Lessee Account Collateral, (ii) all proceeds of the New Term Loan, Working Capital Loans, Debt Service Loans, any proceeds of Construction Borrowings in the Construction Account, and all revenues, cash, insurance proceeds, condemnation proceeds, and other monies derived from Lessor's interest in and operation of the Project (including all Rent), (iii) each of the Lessor Accounts, including all monies and investment securities held in the Lessor Accounts and all other funds held by the Disbursement Agent under this Disbursement Agreement, and (iv) the proceeds of all the foregoing (all the collateral described in clauses (i) through (iv) above being herein collectively called the "Lessor Account Collateral"). Lessor acknowledges that, except after
            -------------------------
the Disbursement Agent's receipt of an Agent Release Notice, the Disbursement Agent is the agent solely of Agent and hereby relinquishes to the Disbursement Agent as security agent for Agent on behalf of the Secured Parties, all right, title and interest which Lessor has in the Lessor Account Collateral, subject to the terms and conditions of this Disbursement Agreement and grants the Disbursement Agent sole dominion and control over such Lessor Account Collateral. The Lessor shall not have the right to withdraw monies from any Account hereunder except to the extent such monies are disbursed by the Disbursement Agent pursuant to the terms of this Disbursement Agreement. Lessor further disavows and waives, during any period the Disbursement Agent is acting solely as agent of Agent, any claim that the Disbursement Agent is a fiduciary of or owes any fiduciary duty to Lessor.

     SECTION 3.03. Transaction Documents Govern Obligations; No Waiver. The
                   ---------------------------------------------------
parties hereto acknowledge that, except as provided in Article III hereof, the interests of any party to the funds held in any Lessee Account or Lessor Account and the obligations of Lessee or Lessor to pay any funds held in such Accounts are created by the Amended and Restated Participation Agreement, the Amended and Restated Reimbursement Agreement, the Amended and Restated Lease, the Amended and Restated Lessee Working Capital Loan Agreement, the Indenture and the other Transaction Documents and the transactions contemplated thereby. Each of Lessor and Agent hereby covenant to each other and the Lessee that such party shall not deliver any certificates or notices contemplated herein to the Disbursement Agent or direct payment of any funds held in any Lessor Account or Lessee Account except in strict compliance with such parties' rights under the Transaction Documents; provided, however, that the direction by Agent or Lessor to the Disbursement Agent to disburse funds from any Account shall not constitute a waiver by Agent or Lessor of any of the obligations or conditions of any party in any Transaction Document.


                                  ARTICLE IV

                             CONSTRUCTION ACCOUNT
                             --------------------

     SECTION 4.01.  [INTENTIONALLY OMITTED].
                    -----------------------

     SECTION 4.02.  Disbursements from Construction Account.
                    ---------------------------------------

          (a) Distribution on or after Effective Date. Upon receipt by the
              ---------------------------------------
     Disbursement Agent of written notice from Agent and Lessor from time to time prior to December 31, 1996, the Disbursement Agent shall apply amounts remaining in the Construction Account to the payment of costs, fees and expenses incurred or to be incurred in connection with improvements to the boiler area of the Facility and the ash handling area of the Facility.

                                   ARTICLE V

                               OPERATING ACCOUNT
                               -----------------

     SECTION 5.01. Deposits into Operating Account. During the period commencing
                   -------------------------------
on the Effective Date and ending on the last day of the term of the Amended and Restated Lease, Lessee shall deposit or cause to be deposited with the Disbursement Agent (i) all Project Revenues, (ii) all amounts received pursuant to any business interruption insurance and (iii) all proceeds of Lessee Working Capital Loans. The Disbursement Agent shall deposit all such Project Revenues (other than investment earnings on amounts on deposit in any Account, which shall be held as part of such Account in accordance with Section 13.01 of this Disbursement Agreement) into the Operating Account.

     SECTION 5.02.  Disbursements from Operating Account.
                    ------------------------------------

          (a) Timing and Priority of Disbursements. Subject to Article XI and
              ------------------------------------
     Section 15.03 of this Disbursement Agreement and provided the Disbursement Agent shall not have received an Agent Default Notice or, following receipt of an Agent Release Notice, a Lessor Default Notice (which in either case shall not have been withdrawn by the further receipt of a Default Notice Withdrawal) upon satisfaction of any condition described below, the Disbursement Agent shall disburse, from the cash available in the Operating Account, the following amounts to the extent thereof at the times, for the purposes and in the order of priority set forth below:

          (X). AT ANY TIME, FROM TIME TO TIME, upon receipt, at least three (3) Business Days prior to the date of disbursement specified therein, of a completed original counterpart of a Disbursement Certificate substantially in the form of Exhibit 5.02(a)(1) hereto specifying that such Disbursement Certificate is delivered or deemed delivered pursuant to this Section 5.02(a)(X) (with all applicable schedules completed and attached thereto), in the following order of priority (to the extent any of the following amounts are to be paid at such time):

               First to the Bond Trustee, certain rebates due with respect to
               -----
          certain interest income on funds to the extent required by Section
          4.07 of the Indenture as described in Schedule 1 to such Disbursement Certificate;

               Second to the applicable taxing authority, property taxes on the
               ------
          Facility or the Site as described in Schedule 1 to such Disbursement Certificate;

               Third to the Lessee or Lessee's designee, the Operating Expenses
               -----
          as described in Schedule 1 to such Disbursement Certificate;

               Fourth to Agent, any Unpaid Drawings or interest thereon, as
               ------
          described in Schedule 1 to such Disbursement Certificate;

               Fifth to Agent or the Bond Trustee, as applicable, interest on
               -----
          any Loans or Bonds, as described in Schedule 1 to such Disbursement Certificate;

               Sixth to the Disbursement Agent or the Bond Trustee, its periodic
               -----
          fees and expenses, as described in Schedule 1 to such Disbursement Certificate;

               Seventh to Agent, Fees due and payable, as described in Schedule
               -------
          1 to such Disbursement Certificate; and

               Eighth to Agent, an amount selected by Lessor to repay principal
               ------
          of outstanding Working Capital Loans and/or Debt Service Loans, as described in Schedule 2 to such Disbursement Certificate.

          (Y). ON EACH PAYMENT DATE, upon receipt, at least three (3) Business Days prior to the date of disbursement specified therein, of a completed original counterpart of a Disbursement Certificate substantially in the form of Exhibit 5.02(a)(1) hereto specifying that such Disbursement Certificate is delivered or deemed delivered pursuant to this Section 5.02(a)(Y) (with all applicable schedules completed and attached thereto), in the following order of priority:

               First (i) to payment of the appropriate amounts described in Part
               -----
          X above which are due and unpaid as of such Payment Date, as described in Schedule 1 to such Disbursement Certificate, (ii) to retention in the Operating Account of any other amounts described in Part X above which are accrued and unpaid (but not due) as of such Payment Date, as described in Schedule 1 to such Disbursement Certificate and (iii) to retention in the Operating Account, up to $25,000 for application by the Disbursement Agent, upon written direction of Lessor, to the payment of costs and expenses relating to the Project;

               Second to the Amortization Account, the installment due on such
               ------
          Payment Date in respect of the redemption of Bonds as set forth in
          Schedule 5.02 of the Amended and Restated Reimbursement Agreement, a copy of which is attached hereto as Schedule II, as described in
          Schedule 1 to such Disbursement Certificate;

               Third to Agent, any scheduled installments of principal due on
               -----
          any Loan (other than the Debt Service Loans and Working Capital Loans) on such Payment Date as set forth in Schedule II hereto, as described in Schedule 1 to such Disbursement Certificate;

               Fourth to Agent, any other amounts due and payable to the Bond
               ------
          LOC Issuer, the Contract LOC Issuer, the Agent or any Bank under any Transaction Document, as described in Schedule 1 to such Disbursement Certificate;

               Fifth to (i) the Remarketing Agent, remarketing fees, if any, in
               -----
          respect of the Bonds and (ii) then, if the restriction in Section 13.01(f)(iii) of the Amended and Restated Reimbursement Agreement shall apply, 100% of the balance remaining in the Operating Account shall be deposited into the Amortization Sub-Account, in each case as described in Schedule 1 to such Disbursement Certificate;

               Sixth to Lessor, an amount equal to the installment of Basic Rent
               -----
          (Equity) due on such Payment Date, as set forth in Schedule IV hereto (as such schedule may be amended from time to time) and as described in Schedule 1 to such Disbursement Certificate, unless the restrictions set forth in Section 11.08 of the Amended and Restated Reimbursement Agreement shall apply, then such amount shall be deposited in the Rent Suspense Account, in either case as set forth in paragraph 4 of such Disbursement Certificate;

               Seventh to Agent, the unpaid principal amount of any Debt Service
               -------
          Loan as described in such certificate;

               Eighth if the restrictions set forth in Section 11.08 of the
               ------
          Amended and Restated Reimbursement Agreement shall apply, then 100% of the balance remaining in the Operating Account shall be deposited into the Available Cash Flow Account;

               Ninth, in the following order of priority:
               -----

                    (i) to the Maintenance Reserve Account, the amount required or permitted by Section 13.01(e) of the Amended and Restated Reimbursement Agreement to be deposited in the Maintenance Reserve Account, as described in Schedule 1 to such Disbursement Certificate and then

                    (ii) if required by Section 13.01(i) of the Amended and
               Restated Reimbursement Agreement, then 100% of the balance remaining in the Operating Account shall be deposited into the Hedge Account;

               Tenth to Agent on behalf of Lessor, an amount, as determined by
               -----
          Lessee and communicated to Lessor, up to the outstanding principal, if any, of any Lessee Working Capital Loans, as described in Schedule 1 to such Disbursement Certificate (to be applied by Agent to the payment of outstanding Working Capital Loans and by Lessor to the payment of outstanding Lessee Working Capital Loans);

               Eleventh, in the following order of priority:
               --------

                    (i) to the Bond Issuer, the payment of Bond Issuer Fees then due, as described in Schedule 1 to such Disbursement Certificate; and then

                    (ii) to the Project Manager, amounts due and owing to
               Project Manager, as described in Schedule 1 to such Disbursement Certificate;

               Twelfth to the Operator, the amount of Subordinated Operating
               -------
          Expenses due and owing to the Operator, as described in Schedule 1 to such Disbursement Certificate;

               Thirteenth to the holders of Junior Debt, if any, listed in
               ----------
          Schedule VI hereto, accrued interest and any installment of principal on Junior Debt due on or prior to such Payment Date as set forth in
          Schedule VI hereto (as such Schedule may be established or amended from time to time pursuant to written instructions from Lessor) and described in Schedule 1 to such Disbursement Certificate;

               Fourteenth to Lessor or its designee, any indemnity payment due
               ----------
          under Article X of the Amended and Restated Participation Agreement not otherwise paid pursuant to clause "Third" of Section 5.02(X), as
                                                 -----
          described in Schedule 1 to such Disbursement Certificate;

               Fifteenth to Lessor or an account specified by Lessor (if a
               ---------
          deposit is required to be made pursuant to Section 7.03(b) of the Tax Indemnity Agreement), the amount of any Indemnifiable Tax Loss described in Schedule 1 to such Disbursement Certificate;

               Sixteenth, for deposit in the Capital Expenditure Fund, provided
               ---------
          a Capital Expenditure Fund Deposit Certificate of Lessee is delivered to the Agent and the Disbursement Agent with the applicable Disbursement Certificate, the amount set forth in Schedule 1 to such Disbursement Certificate for application against Capital Expenditures in accordance with Article XX of this Disbursement Agreement; and

               Seventeenth, the balance remaining in the Operating Account to
               -----------
          payment to Lessor and Lessee of the amounts set forth in Schedule 1 to such Disbursement Certificate.

          (b)  Advance Payment of Basic Rent (Equity). From time to time, upon
               --------------------------------------
     receipt by Disbursement Agent of an Advance Payment Certificate of Agent authorizing such a distribution for the payment of income taxes and the amount thereof, the Disbursement Agent shall make a disbursement from the Operating Account to Lessor of the amounts referred to in clause "Sixth" of
                                                                       -----
     Section 5.02(a)(Y) on a date other than the Payment Date on which such amount was otherwise due.

          (c) Distribution after an Agent Default Notice or Disbursement Block
              ----------------------------------------------------------------
     Certificate. Upon receipt of (i) an Agent Default Notice (which has not
     -----------
     been withdrawn by the further receipt of a Default Notice Withdrawal), or
     (ii) a Disbursement Block Certificate (which has not been withdrawn by a Disbursement Release Certificate), the Disbursement Agent shall in each case suspend any further distribution from the Operating Account under
     Section 5.02(a) and shall thereafter disburse funds from the Operating Account pursuant to Article XI hereof.

          (d) Distribution after Discharge of Obligations. Upon receipt from
              -------------------------------------------
     Agent of an Agent Release Notice, the Disbursement Agent shall disburse from the cash available in the Operating Account at the times, in the amounts and in the order of priority specified in a Disbursement Certificate in accordance with 5.02(a)(X), clauses "First", "Second",
                                                         -----    ------
     "Third" and "Sixth" and 5.02(a)(Y) clauses "Fifth" , "Sixth" "Ninth" and
      -----       -----                          -----     -----   -----
     "Eleventh" through "Seventeenth" (without any application as provided in
      --------           -----------
     any other clause of Section 5.02). Upon receipt from Agent of the Agent Release Notice and from Lessor of a Lessor Release Notice the Disbursement Agent shall immediately disburse all remaining cash available in the Operating Account as provided in the preceding sentence (after giving effect to Section 8.02(c)).


                                  ARTICLE VI

              RENT SUSPENSE ACCOUNT; AVAILABLE CASH FLOW ACCOUNT
              --------------------------------------------------

     SECTION 6.01. Deposits into the Rent Suspense Account and the Available
                   ---------------------------------------------------------
Cash Flow Account. The Disbursement Agent shall deposit into the Rent Suspense
-----------------
Account and the Available Cash Flow Account all amounts so directed pursuant to a Disbursement Certificate delivered pursuant to Section 5.02(a)(Y), clauses "Sixth" and "Eighth" , respectively.
 -----       ------

     SECTION 6.02. Disbursements from the Rent Suspense Account and the
                   ----------------------------------------------------
Available Cash Flow Account. Subject to Article XI and Section 15.03, the
---------------------------
Disbursement Agent (a) shall disburse cash available in the Rent Suspense Account and the Available Cash Flow Account promptly to the Amortization Account upon receipt, at least three (3) Business Days prior to the date of disbursement specified therein, of a completed original counterpart of a Disbursement Certificate and as directed in a completed original counterpart of a Disbursement Certificate (with all applicable schedules completed and attached thereto) and (b) shall disburse cash available in the Rent Suspense Account to the Lessor and cash available in the Available Cash Flow Account to the Operating Account upon receipt of, at least three (3) Business Days prior to the date of disbursement specified therein, of a completed original counterpart of a Disbursement Certificate and as directed in such Disbursement Certificate (with all applicable schedules completed and attached thereto).

                                  ARTICLE VII

                             AMORTIZATION ACCOUNT
                             --------------------

     SECTION 7.01. Deposits into Amortization Account. The Disbursement Agent
                   ----------------------------------
shall make such deposits into the Amortization Account as provided in clause "Second" of Section 5.02(a)(Y) or Section 6.02(a).
 ------

     SECTION 7.02. Disbursement from the Amortization Account. Subject to
                   ------------------------------------------
Article XI and Section 15.03, the Disbursement Agent, from time to time, shall disburse to the Bond Trustee or Agent, as the case may be, such amounts in the Amortization Account upon receipt, at least three (3) Business Days prior to the date of disbursement specified therein, of a completed original counterpart of a Disbursement Certificate and as instructed in a completed original counterpart of a Disbursement Certificate (with all applicable schedules completed and attached thereto).


                                 ARTICLE VIII

                          MAINTENANCE RESERVE ACCOUNT
                          ---------------------------

     SECTION 8.01. Deposits into the Maintenance Reserve Account. The
                   ---------------------------------------------
Disbursement Agent shall make deposits into the Maintenance Reserve Account as provided in Clause "Ninth" of Section 5.02(a)(Y) On the Effective Date, the
                    -----
Agent shall transfer to the Disbursement Agent proceeds of the New Term Loan in the amount of $1,700,000. The Disbursement Agent shall deposit such amount in the Maintenance Reserve Account for application in accordance with this Disbursement Agreement.

     SECTION 8.02. Disbursements from the Maintenance Reserve Account.
                   --------------------------------------------------

          (a) Payments for Maintenance. Subject to Article XI and Section 15.03,
              ------------------------
     upon receipt, at least three (3) Business Days prior to the date of disbursement specified therein, of a completed original counterpart of a Disbursement Certificate (with all applicable schedules completed and attached thereto), the Disbursement Agent shall, from time to time, transfer from the funds available in the Maintenance Reserve Account, the amounts specified in such certificate to the Person(s) specified therein.

          (b) Excess Amounts. On each Payment Date, if there is on deposit in
              --------------
     the Maintenance Reserve Account an amount in excess of the Required Maintenance Reserve Account Balance, the Disbursement Agent shall transfer to the Operating Account from the Maintenance Reserve Account an amount equal to such excess.

          (c) Distribution to Operating Account. Upon receipt from Agent of an
              ---------------------------------
     Agent Release Notice and receipt from Lessor of a Lessor Release Notice, the Disbursement

     Agent shall promptly close-out the Maintenance Reserve Account, deposit all remaining cash available in the Maintenance Reserve Account into the Operating Account, and clause "Ninth" of Section 5.02(a)(Y) and this
                                    -----
     Article VIII shall be of no further effect.

          (d)  Reductions of Required Balance. The Agent (acting at the
               ------------------------------
     direction of the Majority Banks) and Lessor, until the Disbursement Agent shall have received an Agent Release Notice, and thereafter Lessor, may, from time to time, reduce (but not increase) the Required Maintenance Reserve Account Balance. The Disbursement Agent shall, upon receipt of a Maintenance Reserve Account Reduction Certificate of the Agent and Lessor, or, following Disbursement Agent's receipt of an Agent Release Notice, Lessor, so instructing the Disbursement Agent of a reduction in the Required Maintenance Reserve Account Balance disburse any excess cash available in the Maintenance Reserve Account over the reduced Required Maintenance Reserve Account Balance:

               First: To Agent to prepay pro rata such portion of the
               -----
          outstanding principal of the Loans, as may be directed by Agent in such Maintenance Reserve Account Reduction Certificate; and

               Second: the balance to the Operating Account.
               ------

     SECTION 8.03. Deposits into the Maintenance Reserve Sub-Account. On the
                   -------------------------------------------------
Effective Date, the Agent shall transfer to the Disbursement Agent any proceeds of the New Term Loan remaining after the payment in full of items (i) through
(vii) of Section 5.01(e) of the Amended and Restated Reimbursement Agreement. The Disbursement Agent shall deposit such amount in the Maintenance Reserve Sub-Account for application in accordance with this Disbursement Agreement.

     SECTION 8.04. Disbursements from the Maintenance Reserve Sub-Account.
                   ------------------------------------------------------

          (a)  Payments for Facility Enhancements. Upon receipt of an original
               ----------------------------------
     counterpart of an Enhancement Certificate of Lessor substantially in the form of Exhibit 8.04(a) delivered in accordance with Section 2.01 and confirmed in writing by the Independent Engineer (which confirmation the Agent shall not cause through its actions or withholding of any relevant information to be unreasonably withheld or delayed) and accompanied by an Enhancement Consent Certificate of Lessee, the Disbursement Agent shall, from time to time, transfer from the funds available in the Maintenance Reserve Sub-Account, the amounts specified in such Enhancement Certificate to the Person(s) specified therein for application to the payment of Facility Enhancements.

          (b)  Distribution Following Six Months after Effective Date. Upon
               ------------------------------------------------------
     receipt of written notice of Agent not less than six (6) months after the Effective Date so directing the Disbursement Agent, the Disbursement Agent shall transfer cash remaining in the Maintenance Reserve Sub-Account which has not been designated for use in accordance with the Amended and Restated Reimbursement Agreement to the Agent for prepayment of the New Term Loan in accordance with the Amended and Restated Reimbursement Agreement.


                                  ARTICLE IX

                               INSURANCE ACCOUNT
                               -----------------

     SECTION 9.01. Deposit of Condemnation or Insurance Proceeds. Each of the
                   ---------------------------------------------
parties hereto agrees that all amounts and proceeds (including instruments) in respect of the proceeds of any casualty insurance policy covering the Project (the "Insurance Proceeds") or in respect of any Event of Eminent Domain (the
      ------------------
"Eminent Domain Proceeds") received after the Effective Date, shall be paid by
 -----------------------
the respective insurers or other parties directly to the Disbursement Agent, and if any Insurance Proceeds or Eminent Domain Proceeds are paid directly to Lessor, Lessee, the Agent or the Bond Trustee, such Insurance Proceeds and Eminent Domain Proceeds shall be received only in trust for the Disbursement Agent, shall be segregated from other funds of Lessor, Lessee, the Agent or the Bond Trustee, as the case may be, and shall be forthwith paid over to the Disbursement Agent (minus the reasonable costs incurred by such party in collecting such proceeds) in the same form as received (with any necessary endorsement). The Disbursement Agent shall deposit all such Insurance Proceeds and Eminent Domain Proceeds into the Insurance Account.

     SECTION 9.02. Disbursement from Insurance Account. The Disbursement Agent
                   -----------------------------------
shall disburse funds held in the Insurance Account as directed from time to time by an Insurance Proceeds Disbursement Certificate from Agent or, if the Disbursement Agent shall have received an Agent Release Notice from Agent, as directed from time to time by an Insurance Proceeds Disbursement Certificate from Lessor.


                                   ARTICLE X

                            LESSOR REVENUE ACCOUNT
                            ----------------------

     SECTION 10.01. Deposits into the Lessor Revenue Account. The Disbursement
                    ----------------------------------------
Agent shall make deposits into the Lessor Revenue Account (i) from the proceeds of Working Capital Loans from time to time deposited with the Disbursement Agent, (ii) of any Segregated Lessor Revenues (as defined in Section 10.22 of the Amended and Restated Reimbursement Agreement) from time to time deposited with the Disbursement Agent, and (iii) of any other monies to which the Lessor is entitled the deposit or payment of which is not otherwise provided for herein.

     SECTION 10.02. Disbursements from the Lessor Revenue Account. Subject to
                    ---------------------------------------------
Article XI and Section 15.03 and provided the Disbursement Agent shall not have received an Agent Default Notice (which shall not have been withdrawn by the further receipt of a Default Notice Withdrawal), the Disbursement Agent shall transfer cash available in the Lessor Revenue

Account as directed, from time to time, and upon receipt or deemed receipt, at least three (3) Business Days prior to the date of disbursement specified therein, of a completed original counterpart of a Disbursement Certificate (with all applicable schedules completed and attached thereto); provided, however, that each such Disbursement Certificate shall instruct the Disbursement Agent to transfer any Segregated Lessor Revenues to the Operating Account for application in accordance with the terms of this Disbursement Agreement.


                                  ARTICLE XI

             AGENT DEFAULT NOTICE; DISBURSEMENT BLOCK CERTIFICATE
             ----------------------------------------------------


     SECTION 11.01. Delivery of Agent Default Notice and Disbursement Block
                    -------------------------------------------------------
Certificate. (a) Upon the occurrence and during the continuance of an Event of
-----------
Default the Agent may deliver an Agent Default Notice to the Disbursement Agent.

     (b) If an original counterpart of a Disbursement Certificate or Enhancement Certificate (or a true and complete copy thereof) is not delivered in substantially the form attached hereto as Exhibit 5.02(a)(i) or 8.04(a), respectively, or if such certificate is not otherwise completed and delivered as required hereunder (including with all applicable schedules completed and attached thereto) , the Agent may deliver a Disbursement Block Certificate to the Disbursement Agent.

     SECTION 11.02. Distribution After Agent Default Notice, Disbursement Block
                    -----------------------------------------------------------
Certificate. Notwithstanding anything herein to the contrary, upon receipt of
-----------
(i) an Agent Default Notice (which has not been withdrawn by a Default Notice Withdrawal), the Disbursement Agent shall only disburse amounts in any Lessor Account or Lessee Account as Agent may, from time to time direct, pursuant to an Agent Post-Default Disbursement Certificate, and (ii) a Disbursement Block Certificate (which has not been withdrawn by a Disbursement Release Certificate), the Disbursement Agent shall only disburse amounts in any Lessor Account or Lessee Account as the Lessor and the Agent may, from time to time direct, pursuant to a Disbursement Certificate or Enhancement Certificate, as applicable, executed by each of Lessor and Agent.

     SECTION 11.03. Distribution After Lessor Default Notice After Receipt of
                    ---------------------------------------------------------
Agent Release Notice. If the Disbursement Agent shall have received an Agent
--------------------
Release Notice and a Lessor Default Notice (which has not been withdrawn by a Default Notice Withdrawal) , the Disbursement Agent shall disburse all amounts in any Lessee Account as Lessor may, from time to time, direct pursuant to a Lessor Post-Default Disbursement Certificate.

                                  ARTICLE XII

                 INFORMATION ACCOMPANYING DEPOSITS; CERTIFICATES
                 -----------------------------------------------

     SECTION 12.01. Information to Accompany Amounts Delivered to Disbursement
                    ----------------------------------------------------------
Agent; Deposits Irrevocable. (a) All amounts delivered to the Disbursement Agent
---------------------------
shall be accompanied by information in reasonable detail specifying the source of the amounts and the Account (including any sub-account thereof) or Accounts into which such amounts are to be deposited.

     (b) Any deposit made into any Account (except any deposit made through clerical or other manifest error) shall be irrevocable and the amount of such deposit and any security held in any Account and all interest and gains thereon shall be held in trust by the Disbursement Agent and applied, invested and transferred solely as provided herein.

     SECTION 12.02. Delivery of Certificates; Timing of Payments. (a) Each of
                    --------------------------------------------
the certificates required to be delivered hereunder shall be delivered to the Disbursement Agent not later than one Business Day prior to the date of any transfer or distribution contemplated by such certificate; provided that each Disbursement Certificate and each Enhancement Certificate shall be delivered in accordance with the applicable provisions of this Disbursement Agreement and
Section 11.08 of the Amended and Restated Reimbursement Agreement. Any certificate delivered later than the time specified herein shall nevertheless be considered valid and shall be honored by the Disbursement Agent on or as promptly after the date otherwise specified herein for payment as is practicable, subject to the availability of cash in the applicable Account.

     (b) Subject to the timely receipt of a certificate as prescribed herein and to the availability of cash in the applicable Account, the Disbursement Agent shall make any payment hereunder required by means of wire transfer of immediately available funds, to the address of the payee set forth on such certificate or the applicable schedule to such certificate, prior to 12 Noon (New York City Time) on the date specified herein for such payment, or by such other means of payment, to such other address or at such later time as shall be specified by such payee.

     SECTION 12.03. Books of Account; Statements. (a) The Disbursement Agent
                    ----------------------------
shall maintain books of account on a cash basis and record therein all deposits into and transfers to and from the Accounts and all investment transactions effected by the Disbursement Agent pursuant to Article XIV. The Disbursement Agent shall make such books of account available during normal business hours for inspection and audit by Lessor, Lessee, Bond Trustee, and the Agent.

     (b) Not later than the 15th day following each Payment Date (or the next succeeding Business Day if such day is not a Business Day), the Disbursement Agent shall deliver to each of the parties hereto a statement setting forth the transactions into and out of each Account since the previous Payment Date and on the Payment Date for such period and specifying the revenues, cash, insurance proceeds, condemnation proceeds, payments, securities, investments and other amounts held in each Account at the close of business on such Payment Date and the amount thereof at such time.


                                 ARTICLE XIII

                                  INVESTMENT
                                  ----------

     SECTION 13.01. Investment of Funds in Accounts. Any cash held by the
                    -------------------------------
Disbursement Agent in any Lessor or Lessee Account shall be invested by the Disbursement Agent in Permitted Investments from time to time as directed in writing by Lessor unless an Agent Default Notice has been received (which shall not have been withdrawn by the further receipt of a Default Notice Withdrawal), in which case the Agent shall so direct the Disbursement Agent in writing as to the investment of cash in any Lessor or Lessee Account in Permitted Investments. The Disbursement Agent may sell any such Permitted Investment (without regard to maturity date) whenever the Lessor or the Agent, as applicable, in its sole discretion deems it necessary to make any distribution required by this Disbursement Agreement and neither Agent nor Disbursement Agent shall be liable to any Person for any loss suffered because of any such sale. Subject to the provisions of Section 8.02(b), any income or gain realized as a result of any such investment shall be held as part of the applicable Account and reinvested as provided herein. Neither the Agent nor the Disbursement Agent shall have any liability for any loss resulting from any such investment other than by reason of its willful misconduct or gross negligence. Any cash held by the Disbursement Agent in the Capital Expenditure Fund shall be invested by the Disbursement Agent in investments from time to time as directed in writing by Lessor. The Disbursement Agent may sell any such investment (without regard to maturity date) whenever the Lessor in its sole discretion deems it necessary to make any distribution required by this Disbursement Agreement and the Disbursement Agent shall not be liable to any Person for any loss suffered because of any such sale. Any income or gain realized as a result of any such investment shall be held as part of the Capital Expenditure Fund and reinvested as provided herein. The Disbursement Agent shall have no liability for any loss resulting from any such investment other than by reason of its willful misconduct or gross negligence.


                                  ARTICLE XIV

                              DISBURSEMENT AGENT
                              ------------------

     SECTION 14.01. Limitation of Liability. The acceptance by the Disbursement
                    -----------------------
Agent of its duties hereunder is subject to the following terms and conditions which the parties to this Disbursement Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Disbursement Agent:

          (a) it shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any revenues, cash, payments, securities, insurance proceeds, condemnation proceeds, investments or other amounts deposited with or held by it;

          (b) it shall be protected in acting upon any written notice, certificate, instruction, request or other paper or document as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which the Disbursement Agent in good faith believes to be genuine;

          (c) it shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its gross negligence, willful misconduct or bad faith;

          (d) it may consult with and obtain advice from counsel and other skilled Persons (at the expense of Lessee) in the event of any dispute or question as to the construction of any provision hereof and shall be fully protected in taking or not taking any action in good faith in reliance on such advice;

          (e) it shall have no duties as the Disbursement Agent except those which are expressly set forth herein, and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect its duties unless it shall have given its written consent thereto;

          (f) it may execute or perform any duty hereunder either directly or through agents or attorneys and shall not be answerable for the negligence or misconduct of such agents or attorneys;

          (g) it may engage or be interested in any financial or other transaction with any party hereto and may act on, or as depository, trustee or agent for, any committee or body of holders of obligations of such persons as freely as if it were not the Disbursement Agent hereunder;

          (h) it shall not be obligated to take any action which in its reasonable judgment would involve it in expense or liability unless it has been furnished with adequate indemnity to its reasonable satisfaction against such expense or liability; and

          (i) it shall not be obligated to take instructions from any Person except those given in accordance with this Disbursement Agreement.

                                  ARTICLE XV

                                DETERMINATIONS
                                --------------

     SECTION 15.01. Action in Accordance with Instructions. The Disbursement
                    --------------------------------------
Agent shall accept, hold and disburse monies from the Accounts and the Capital Expenditure Fund only in strict compliance with the terms of this Disbursement Agreement, and all parties hereto waive irrevocably any and all objections, as against the Disbursement Agent, to any action taken or not taken by the Disbursement Agent in accordance with the provisions hereof. The Disbursement Agent agrees that it shall apply monies in accordance with the directions of Agent (including, without limitation, as directed by the Agent in accordance with Article XI), the applicable Exhibits to this Disbursement Agreement delivered in accordance with, and meeting the requirements of, this Disbursement Agreement and the other terms and conditions of this Disbursement Agreement.

     SECTION 15.02. Cash Available. In determining the amount of cash available
                    --------------
in any Account and the Capital Expenditure Fund at any time, the Disbursement Agent shall treat as cash available the net amount that the Disbursement Agent would have received on such day if the Disbursement Agent had liquidated all the securities then on deposit in such Account (at then prevailing market prices and assuming normal sales expenses).

     SECTION 15.03. Regarding Disbursement and Enhancement Certificates. The
                    ---------------------------------------------------
Disbursement Agent shall notify the Agent of its receipt of any Disbursement Certificate or Enhancement Certificate delivered by the Lessor hereunder not later than one (1) Business Day after the date of such receipt. To the extent permitted herein, the Disbursement Agent shall disburse monies from the Accounts only in strict compliance with the terms of properly delivered original counterparts of Disbursement Certificates and Enhancement Certificates (each completed and containing the applicable required certifications and having attached thereto the applicable required schedules), and all parties hereto waive irrevocably any and all objections, as against the Disbursement Agent, to any action taken or not taken by the Disbursement Agent in accordance with thereof. The foregoing notwithstanding, if the Disbursement Agent shall have received a Disbursement Block Certificate of Agent substantially in the form of
Exhibit 5.02(a)(2) hereto (which has not been withdrawn by the further receipt of a Disbursement Release Certificate) prior to the making of any disbursement set forth in a Disbursement Certificate or Enhancement Certificate, the Disbursement Agent shall disburse monies from the Accounts only in strict compliance with the terms of properly delivered Disbursement Certificates or Enhancement Certificates executed by each of Lessor and Agent. Any contrary provision of this Disbursement Agreement notwithstanding, upon receipt of an Agent Default Notice (which has not been withdrawn by the further receipt of a Default Notice Withdrawal), the Disbursement Agent shall suspend any further distribution from the Accounts and shall thereafter disburse funds from the Accounts pursuant to Article XI hereof. The Disbursement Agent's receipt of an Agent Default Notice shall not affect the Lessor's ability to direct the disbursement of monies from the Capital Expenditure Fund.

                                  ARTICLE XVI

                                 MISCELLANEOUS
                                 -------------

     SECTION 16.01. Fees and Indemnification of Disbursement Agent. On and after
                    ----------------------------------------------
the Effective Date, Lessee shall immediately pay from cash available in the Operating Account, such fees as the Disbursement Agent charges as compensation for its services under this Disbursement Agreement and such other fees and expenses (including reasonable counsel fees) as the Disbursement Agent incurs in connection therewith. In addition, Lessee hereby assumes liability for and agrees to indemnify protect, save and keep harmless the Disbursement Agent and its respective successors, assigns, agents and servants, from and against any and all fees and expenses (including reasonable counsel fees) that may be imposed on, incurred by, or asserted against, at any time, the Disbursement Agent (whether or not also indemnified against by any other Person under any contract or instrument) and in any way relating to or arising out of the execution and delivery of this Disbursement Agreement, the establishment of the Accounts and the Capital Expenditure Fund, the acceptance of deposits, the purchase of securities, the retention of money and securities or the proceeds thereof and any payment, transfer or other application of money or securities by the Disbursement Agent in accordance with the provisions of this Disbursement Agreement, or as may arise by reason of any act, omission or error of the Disbursement Agent made in good faith in the conduct of its duties; except that Lessor and Lessee shall not be required to indemnify, protect, save and keep harmless the Disbursement Agent against its own gross negligence, active or passive, or willful misconduct. The indemnities contained in this Section 16.01 shall survive the termination of this Disbursement Agreement.

     SECTION 16.02. Appointment of the Disbursement Agent as Attorney. Lessor
                    -------------------------------------------------
and Lessee respectively hereby constitute the Disbursement Agent the true and lawful attorney-in-fact of Lessor and Lessee, with full power (in the name of Lessor and Lessee or otherwise) to endorse any checks or other instruments or orders received in connection herewith. The appointment of the Disbursement Agent as the attorney-in-fact of Lessor and Lessee is coupled with an interest and irrevocable.

     SECTION 16.03. Replacement or Resignation of Disbursement Agent. (a) The
                    ------------------------------------------------
Disbursement Agent may at any time resign by giving notice to each other party to this Disbursement Agreement, such resignation to be effective upon the appointment of a successor Disbursement Agent as hereinafter provided. If a successor Disbursement Agent shall not have been appointed within 30 days after the giving of written notice of such resignation, the Disbursement Agent may apply to any court of competent jurisdiction to appoint a successor Disbursement Agent to act until such time, if any, as a successor shall have been appointed as herein provided.

     (b) The Majority Banks, with the consent of Lessor, such consent not to be unreasonably withheld, and after delivery of a Release Notice, Lessor, in its sole discretion, may remove the Disbursement Agent at any time by giving notice to each other party to this

Disbursement Agreement, such removal to be effective upon the appointment of a successor Disbursement Agent as hereinafter provided. Unless an Event of Default under the Amended and Restated Reimbursement Agreement has occurred and is continuing, the Majority Banks will replace the Disbursement Agent pursuant to
Section 16.03(c) at the written request of Lessor if the Disbursement Agent has twice failed to disburse monies held by it on a timely basis in accordance with this Disbursement Agreement and if a replacement Disbursement Agent meeting the standards set forth in Section 16.03(c) can be obtained.

     (c) In the event of any resignation or removal of the Disbursement Agent, a successor Disbursement Agent, which shall be a bank or trust company organized under the laws of the United States of America or any State thereof having a corporate trust office in Pennsylvania and a capital and surplus of not less than $100,000,000, shall be appointed by the Majority Banks, subject to the approval of Lessor (which approval shall not be unreasonably withheld) or after delivery of an Agent Release Notice, by Lessor, in its sole discretion. Any such successor Disbursement Agent shall deliver to each party to this Disbursement Agreement a written instrument accepting such appointment hereunder and thereupon such successor Disbursement Agent shall succeed to all the rights and duties of the Disbursement Agent hereunder and shall be entitled to receive the Accounts from the predecessor Disbursement Agent.

     (d) Any corporation into which the Disbursement Agent may be merged or converted or within which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Disbursement Agent shall be a party, or any corporation to which substantially all the corporate trust business of the Disbursement Agent may be transferred, shall, subject to the terms of Section 16.03(c), be the Disbursement Agent under this Disbursement Agreement without further act.

     SECTION 16.04. Termination. This Disbursement Agreement shall terminate
                    -----------
(except as to any provision which expressly survives termination) on the earlier of (i) receipt by the Disbursement Agent of an Agent Release Notice and a Lessor Release Notice or (ii) any date agreed to by the parties hereto. Upon termination of this Disbursement Agreement, the Disbursement Agent shall transfer any cash, securities and investments, together with any interest thereon, then held in any of the Accounts to the Operating Account for application as provided in Section 5.02(d). Upon termination of this Disbursement Agreement, the Disbursement Agent shall transfer any cash, securities and investments, together with any interest thereon, then held in the Capital Expenditure Fund to the Lessor and the Lessee for application in accordance with clause Seventeenth of Section 5.02(a)(Y)
                       -----------

     SECTION 16.05. Severability. If any one or more of the covenants or
                    ------------
agreements provided in this Disbursement Agreement on the part of the parties hereto to be performed should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Disbursement Agreement.

     SECTION 16.06. Counterparts. This Disbursement Agreement may be executed in
                    ------------
several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 16.07. Amendments. The trust created by this Disbursement Agreement
                    ----------
is irrevocable. This Disbursement Agreement may not be modified or amended without the prior written consent of each of the parties hereto.

     SECTION 16.08. Applicable Law. This Disbursement Agreement has been
                    --------------
negotiated and delivered in, and shall in all respects be governed by and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in that state including matters of construction, validity and performance.

     SECTION 16.09. Notices. All certificates, notices, requests, consents,
                    -------
demands and other communications (collectively, "notices") required or permitted
                                                 -------
to be given under this Disbursement Agreement to any Person shall be in writing and shall become effective upon receipt. Notices may be given in any manner, including mail, telex, telecopy or telegram, when received, and shall be directed to the address of such Person set forth in Schedule I hereto or
Schedule IV to the Amended and Restated Participation Agreement.

     SECTION 16.10. Benefit of Agreement. This Disbursement Agreement shall be
                    --------------------
binding upon, and inure to the benefit of, the parties hereto and their permitted successors and assigns. Nothing in this Disbursement Agreement, whether expressed or implied, shall be construed to give any Person any legal or equitable right, remedy or claim under or in respect of this Disbursement Agreement.

     SECTION 16.11. Further Actions. The Disbursement Agent, the Lessor or the
                    ---------------
Lessee will make, execute, endorse, acknowledge, file and/or deliver to the Lessor and to Agent from time to time such lists, descriptions and designations of the Lessee Collateral and Lessor Collateral, and take such further steps relating to such collateral and other property or rights covered by the security interest hereby granted, which the Lessor or Agent deem reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Lessee Account Collateral and Lessor Account Collateral; provided, however, that in no case shall the Disbursement Agent be obligated to file or register or reregister any financing statement with respect to the Lessee Account Collateral or the Lessor Account Collateral nor any amendments or supplements thereto.

     SECTION 16.12. Submission to Jurisdiction; Waivers. Each party hereto
                    -----------------------------------
hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Disbursement Agreement, or for recognition and enforcement of any judgment in respect hereof or thereof, to the non-exclusive general jurisdiction of the courts of the

     State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form and mail), postage prepaid, to such party at its address specified in Schedule I hereto, or at such other address of which the Agent shall have been notified pursuant thereto; and

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     SECTION 16.13. Copies to Lessee. Lessor shall, promptly after delivery
                    ----------------
thereof to the Agent or the Disbursement Agent, deliver to Lessee a copy of each Disbursement Certificate and each other Exhibit delivered by Lessor pursuant to this Disbursement Agreement, such delivery to be accomplished in accordance with
Section 16.09 of this Disbursement Agreement.


                                 ARTICLE XVII

               BORROWER ENVIRONMENTAL LIABILITY RESERVE ACCOUNT
               ------------------------------------------------

     SECTION 17.01. Deposits into the Borrower Environmental Liability Reserve
                    ----------------------------------------------------------
Account.
-------

          (a) Deposit from Proceeds of Sale of Transmission Line. Upon the sale
              --------------------------------------------------
     of the Transmission Line, together with related easements, by the Lessor to an unrelated third party, the Disbursement Agent shall deposit into the Borrower Environmental Liability Reserve Account the first two hundred fifty thousand dollars ($250,000.00) from the proceeds of the sale of the Transmission Line.

          (b) Deposit of Funds Received from Lessee. The Disbursement Agent
              -------------------------------------
     shall deposit into the Borrower Environmental Liability Reserve Account all funds received by the Lessor from the Lessee pursuant to Section 10.1 of the Amended and Restated Participation Agreement for the indemnification of any Environmental Liability incurred by the Borrower.

     SECTION 17.02. Disbursements from the Borrower Environmental Liability
                    -------------------------------------------------------
Reserve Account.
---------------

          (a) Disbursement of Income Earned on Funds Deposited in the Borrower
              ----------------------------------------------------------------
     Environmental Liability Reserve Account. On each Payment Date, the
     ---------------------------------------
     Disbursement Agent shall pay to Lessor any investment income earned on the principal amount of the Borrower Environmental Liability Reserve Account that has not been previously disbursed.

          (b) Disbursement of Principal Amount Deposited in the Borrower
              ----------------------------------------------------------
     Environmental Liability Reserve Account. Upon receipt of a Borrower
     ---------------------------------------
     Environmental Liability Reserve Account Disbursement Certificate from the Agent, in substantially the form attached hereto as Exhibit 17.02(b), the Disbursement Agent shall, from time to time, transfer from the funds available in the Borrower Environmental Liability Reserve Account the amounts specified in such certificate to the Person(s) specified therein.

          (c) Termination of Account. Upon receipt of a Borrower Environmental
              ----------------------
     Liability Reserve Account Release Notice, in substantially the form attached hereto as Exhibit 17.02(c), delivered by the Agent pursuant to
     Section 13.01(g)(viii) of the Amended and Restated Reimbursement Agreement, the Disbursement Agent shall promptly liquidate the Borrower Environmental Liability Reserve Account, disburse all funds remaining in the Borrower Environmental Liability Reserve Account to the Lessor, and this Article XVII shall be of no further effect.


                                 ARTICLE XVIII

                LESSEE ENVIRONMENTAL LIABILITY RESERVE ACCOUNT
                ----------------------------------------------

     SECTION 18.01. Deposits into the Lessee Environmental Liability Reserve
                    --------------------------------------------------------
Account. The Disbursement Agent shall deposit into the Lessee Environmental
-------
Liability Reserve Account all funds loaned to the Lessee by U.S. Generating Company ("USGen") pursuant to the Agreement, dated November 30, 1992, among
          -----
USGen, the Lessor, the Lessee and the Agent as supplemented and affirmed by the Omnibus Reaffirmation Agreement.

     SECTION 18.02. Disbursements from the Lessee Environmental Liability
                    -----------------------------------------------------
Reserve Account.
---------------

          (a) Disbursement of Income Earned on Funds Deposited in the Lessee
              --------------------------------------------------------------
     Environmental Liability Reserve Account. On each Payment Date, the
     ---------------------------------------
     Disbursement Agent shall pay any investment income earned on the principal amount of the Lessee Environmental Liability Reserve Account that has not been previously disbursed to Lessee in accordance with clause Seventeenth
                                                                   -----------
     of Section 5.02(a)(Y)

          (b) Disbursement of Principal Amount Deposited in the Lessee
              --------------------------------------------------------
     Environmental Liability Reserve Account. Upon receipt of a Lessee
     ---------------------------------------
     Environmental Liability Reserve Account Disbursement Certificate, in substantially the form attached hereto as Exhibit 18.02(b) and executed by Agent, the Disbursement Agent shall, from time to time, transfer from the funds available in the Lessee Environmental Liability Reserve Account the amounts specified in such certificate to the Person(s) specified therein.

          (c) Termination of Account. Upon receipt of a Lessee Environmental
              ----------------------
     Liability Reserve Account Release Notice, in substantially the form attached hereto as Exhibit 18.02(c), delivered by the Agent pursuant to
     Section 13.01(h)(vi) of the Amended and Restated Reimbursement Agreement, the Disbursement Agent shall promptly liquidate the Lessee Environmental Liability Reserve Account, disburse all funds remaining in the Lessee Environmental Liability Reserve Account to the Lessor, and this Article XVII shall be of no further effect.


                                  ARTICLE XIX

                           CAPITAL EXPENDITURE FUND
                           ------------------------


     SECTION 19.01. Deposits into the Capital Expenditure Fund. The Disbursement
                    ------------------------------------------
Agent shall deposit into the Capital Expenditure Fund the amount made available for such purpose in accordance with clause Sixteenth of Section 5.02(a)(Y) or
                                           ---------
such other amounts that Lessor and/or Lessee make available from time to time.

     SECTION 19.02. Disbursements from the Capital Expenditure Fund. Upon
                    -----------------------------------------------
receipt of a Capital Expenditure Fund Disbursement Certificate substantially in the form of Exhibit 19.02 hereto, the Disbursement Agent shall transfer cash available in the Capital Expenditure Fund as directed, from time to time, pursuant to such Capital Expenditure Fund Disbursement Certificate solely (i) if consented to in writing by Agent in accordance with the terms of the Amended and Restated Reimbursement Agreement, to pay vendors for amounts due or to become due in respect of Capital Expenditures, (ii) for deposit in the Maintenance Reserve Account for application in accordance with this Disbursement Agreement or (iii) for distribution in accordance with clause Seventeenth of Section
                                                    -----------
5.02(a)(Y) (without any application as provided in any other clause of Section 5.02).

     SECTION 19.03. Discretion of Lessor and Lessee. Disbursement of cash from
                    -------------------------------
the Capital Expenditure Fund by the Disbursement Agent shall be made at the discretion of Lessee and Lessor as directed, from time to time, pursuant to Capital Expenditure Fund Disbursement Certificates delivered to the Disbursement Agent; provided that disbursements for use in accordance with clause (i) of
Section 19.02 of this Disbursement Agreement shall only be made if consented to in writing by Agent in accordance with the terms of the Amended and Restated Reimbursement Agreement. The existence of the Capital Expenditure Fund, and the disbursement of cash therefrom, shall not prohibit the payment of Capital Expenditures set forth in the Operating Budget as an Operating Expense in accordance with the Amended and Restated Reimbursement Agreement or the payment of Capital Expenditures otherwise in accordance with the Amended and Restated Reimbursement Agreement.


                                  ARTICLE XX

                                 HEDGE ACCOUNT
                                 -------------


     SECTION 20.01. Deposits into Hedge Account. The Disbursement Agent shall
                    ---------------------------
make such deposits into the Hedge Account as provided in clause "Ninth" of
                                                                 -----
Section 5.02(a)(Y)

     SECTION 20.02. Disbursement from the Hedge Account. Subject to Article XI
                    -----------------------------------
and Section 15.03, the Disbursement Agent, from time to time, shall disburse to the Agent or transfer to the Operating Account for application in accordance with clauses Tenth through Seventeenth of Section 5.02(a)(Y), as the case may
             -----         -----------
be, such amounts in the Hedge Account upon receipt or deemed receipt, at least three (3) Business Days prior to the date of disbursement specified therein, of a completed original counterpart of a Disbursement Certificate and as instructed in a completed original counterpart of Disbursement Certificate (with all applicable schedules completed and attached thereto).


                                  ARTICLE XXI

                           AMORTIZATION SUB-ACCOUNT
                           ------------------------

     SECTION 21.01. Deposits into Amortization Sub-Account. The Disbursement
                    --------------------------------------
Agent shall make such deposits into the Amortization Sub-Account as provided in clause "Ninth" of Section 5.02(a)(Y).
        -----

     SECTION 21.02. Disbursement from the Amortization Sub-Account. The
                    ----------------------------------------------
Disbursement Agent, from time to time, shall disburse to the Agent or transfer to the Operating Account, as the case may be, such amounts in the Amortization Sub-Account upon receipt, at least three (3) Business Days prior to the date of disbursement specified therein, of an Amortization Sub-Account Certificate and as instructed in a completed Amortization Sub-Account Certificate.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have each caused this Disbursement Agreement to be executed by their duly authorized officers and attested on the date first above written.

LESSOR:                             SCRUBGRASS GENERATING COMPANY, L.P. , a
                                    Delaware limited partnership


                                    By: /s/ Donald C. Sturmer
                                       ----------------------------------------
                                       Name: DONALD C. STURMER
                                       Title: VICE PRESIDENT


AGENT:                              CREDIT LYONNAIS, acting through its New York
                                    Branch as Agent,


                                    By:/s/ Michael F.G.Kyn
                                       ----------------------------------------
                                       Name: Michael F.G. Kyn
                                       Title: Vice President

                                    By:/s/ Nina S. Eshoo
                                       ----------------------------------------
                                       Name: Nina S. Eshoo
                                       Title: PVF


LESSEE:                             BUZZARD POWER CORPORATION, a Delaware
                                    corporation

                                    By: /s/ Joseph E. Cresci
                                       ----------------------------------------
                                       Name:  Joseph E. Cresci
                                       Title: Vice President


DISBURSEMENT
AGENT:                              BANKERS TRUST COMPANY

                                    By: /s/ Lisa Lai
                                       ----------------------------------------
                                       Name: Lisa Lai
                                       Title: ASSISTANT TREASURER